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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 9, 1997.

                             CYBERGUARD CORPORATION
             (Exact name of registrant as specified in its charter)

          FLORIDA
(State or other                                                 65-0510339
jurisdiction of                     0-24544                    (IRS Employer
incorporation                (Commission File Number)        Identification No.)

 2101 WEST CYPRESS CREEK ROAD, FORT LAUDERDALE, FLORIDA            33309
        (Address of principal executive offices)                (Zip code)

      Registrant's telephone number, including area code:  (305) 974-1700



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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

         On April 9, 1997, the Registrant, through its wholly owned subsidiary, TradeWave Corporation, a Florida corporation (the "Buyer"), acquired substantially all the assets of TradeWave Corporation, a Delaware corporation (the "Seller"). Seller is a wholly owned subsidiary of SunRiver Corporation. The purchased assets relate to the design, production and marketing of a suite of software products that enable businesses to design and implement public-key security network security systems for use across TCP/IP-based networks, including the Internet and corporate intranets (the acquisition of such assets, as described herein, is referred to as the "Acquisition"). The Acquisition included all rights in and to the Seller's intellectual property, including all versions and derivative works of software designed by the Seller in its business. A significant user of the purchased technology includes the Open Access Same-time Information System (or "OASIS"), a federally mandated system for the purchase by public utilities of capacity in power transmission lines. The Acquisition was effected pursuant to an Asset Purchase Agreement dated as of April 9, 1997 (the "Acquisition Agreement") between Buyer and Seller. The purchase price was approximately $350,000 paid in cash plus 3% of Buyer's revenues (the "Royalty Consideration") over the two-year period following the closing of the Acquisition that are attributable to OASIS (the Buyer may at any time terminate its obligation to pay any further Royalty Consideration by paying Seller $200,000). In connection with the Acquisition, the Seller and its corporate parent entered into a three-year noncompetition agreement with the Buyer.

The Registrant capitalized the Buyer for purposes of the Acquisition using the Registrant's own funds. The Buyer intends to continue for the foreseeable future the uses to which the assets were devoted immediately prior to the Acquisition. The Buyer intends to continue the business of the Seller at its current location in Austin, Texas, where the Seller and all of the purchased assets are located.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         The following financial statements, pro forma financial information and exhibits are filed as part of this Form 8-K:

         (a)      Financial Statements.

         (b) It is not practical to provide financial information required to be filed on account of the Acquisition (the "Financial Information") on the date that this report is being filed with the Securities and Exchange Commission. The Financial Information will be filed by amendment to this Form 8-K as soon as practicable, but in any event not later than June 9, 1997.

         (c)      Pro Forma Financial Information.

         It is not practical to provide the pro forma financial information required to be filed on account of the Acquisition (the "Pro Forma Information") on the date that this report is being filed with the Securities and Exchange Commission. The Pro Forma Information will be filed by amendment to this Form 8-K as soon as practicable, but in any event not later June 9, 1997.

         (d)      Exhibits.

EXHIBIT NO.               DESCRIPTION
-----------               -----------
   10.1      Asset Purchase Agreement
   10.2      Agreement (regarding noncompetition, nonsolicitation and
             confidentiality)


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         CYBERGUARD CORPORATION


                                         By:  /s/ Patrick O. Wheeler
                                              -------------------------------
                                              Patrick O. Wheeler
                                              Vice President and Chief
                                              Financial Officer


      Dated: April 23, 1997